Exhibit 99.1

Ciber, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Financial Statements

The accompanying unaudited pro forma consolidated financial statements have been prepared by Ciber, Inc. (“Ciber”) to reflect the sale of Ciber Nederland B.V., (“Ciber Nederland”), on June 16, 2016, as described in Item 2.01 of the Current Report on Form 8-K to which these unaudited pro forma consolidated financial statements are attached as Exhibit 99.1. The unaudited pro forma consolidated financial statements include a balance sheet as of March 31, 2016 and consolidated statements of operations for the three months ended March 31, 2016 and the fiscal year ended December 31, 2015.

The following assumptions were used in preparing the adjustments for the consolidated pro forma financial statements:

1.
Adjustments relating to the unaudited pro forma consolidated balance sheet were computed assuming the transactions were consummated on March 31, 2016, the latest balance sheet date included in the Form 10-Q filed on May 10, 2016 and all adjustments are directly attributable to the transactions and are factually supportable.

2.	Management believes that the assumptions used and the adjustments made are reasonable given the information available.

The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the sale been consummated as of the dates indicated or the results that may be obtained in the future. The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 18, 2016, Quarterly Report on Form 10-Q filed with the SEC on May 10, 2016, and the Current Report on Form 8-K to which these unaudited pro forma consolidated financial statements are attached.

Ciber, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2016
	Ciber, Inc. Historical	Ciber Nederlands (divestiture)		Ciber, Inc. Pro Forma
REVENUES
Consulting services	$166,238	$(20,276)	(a)	$145,962
Other revenue	8,813	(230)	(a)	8,583
Total revenues	175,051	(20,506)		154,545
OPERATING EXPENSES
Cost of consulting services	129,443	(16,887)	(a)	112,556
Cost of other revenue	4,864	(257)	(a)	4,607
Selling, general and administrative	49,223	(3,453)	(a)	45,770
Goodwill Impairment	85,923	—		85,923
Amortization of intangible assets	593	—		593
Restructuring charges	345	—		345
Total operating expenses	270,391	(20,597)		249,794
OPERATING LOSS FROM CONTINUING OPERATIONS	(95,340)	91		(95,249)

Interest expense	(544)	12	(a)	(532)
Other expense, net	(132)	53	(a)	(79)
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(96,016)	156		(95,860)
Income tax expense	948	—	(b)	948
NET LOSS FROM CONTINUING OPERATIONS	$(96,964)	$156		$(96,808)

Basic and diluted loss per share attributable to Ciber, Inc.:
Continuing operations	$(1.21)			$(1.21)

Weighted average shares outstanding:
Basic	80,210			80,210
Diluted	80,210			80,210

See accompanying notes to the unaudited pro forma consolidated financial statements.

Ciber, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
(in thousands, except per share amounts)

	Year Ended December 31,
	2015
	Ciber, Inc. Historical	Ciber Nederlands (divestiture)		Ciber, Inc. Pro Forma
REVENUES
Consulting services	$741,195	$(81,918)	(a)	$659,277
Other revenue	45,760	(1,343)	(a)	44,417
Total revenues	786,955	(83,261)		703,694
OPERATING EXPENSES
Cost of consulting services	556,371	(63,911)	(a)	492,460
Cost of other revenue	26,442	(999)	(a)	25,443
Selling, general and administrative	188,415	(15,086)	(a)	173,329
Amortization of intangible assets	332	—		332
Restructuring charges	3,644	—		3,644
Total operating expenses	775,204	(79,996)		695,208
OPERATING INCOME FROM CONTINUING OPERATIONS	11,751	(3,265)		8,486

Interest expense	(1,582)	72	(a)	(1,510)
Other income (expense), net	(15)	(403)	(a)	(418)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	10,154	(3,596)		6,558
Income tax expense	6,562	—	(b)	6,562
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$3,592	$(3,596)		$(4)

Basic and diluted earnings per share attributable to Ciber, Inc.:
Continuing operations	$0.04			$ 0.00

Weighted average shares outstanding:
Basic	79,085			79,085
Diluted	79,918			79,918

See accompanying notes to the unaudited pro forma consolidated financial statements.

Ciber, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheets
(in thousands, except per share amounts)

	Ciber, Inc. Historical	Ciber Nederlands (divestiture)		Ciber, Inc. Pro Forma
	March 31, 2016	March 31, 2016		March 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$18,412	$20,000	(c) (d)	$38,412
Restricted cash	—	5,000	(c) (d)	$5,000
Accounts receivable, net of allowances	160,616	(11,724)	(c)	148,892
Prepaid expenses and other current assets	26,440	(1,460)	(c)	24,980
Total current assets	205,468	11,816		217,284

Property and equipment, net of accumulated depreciation	21,214	(562)	(c)	20,652
Goodwill	173,115	(8,620)	(c)	164,495
Intangibles, net	2,792	—		2,792
Other assets	5,059	—		5,059

TOTAL ASSETS	$407,648	$2,634		$410,282

LIABILITIES AND EQUITY
Liabilities:
Current liabilities:
Current portion of long-term debt	$38,900	$—		$38,900
Accounts payable	27,410	(4,102)	(c)	23,308
Accrued compensation and related liabilities	35,831	(559)	(c)	35,272
Deferred revenue	12,071	(631)	(c)	11,440
Income taxes payable	957	202	(e)	1,159
Other accrued expenses and liabilities	24,977	(1,971)	(c) (f)	23,006
Total current liabilities	140,146	(7,061)		133,085

Long-term debt	—	—		—
Deferred income taxes	31,263	—		31,263
Other long-term liabilities	7,058	6,605	(c) (f)	13,663
Total liabilities	178,467	(456)		178,011

Equity:
Ciber, Inc. shareholders' equity:
Preferred stock, $0.01 par value, 1,000 shares authorized, no shares issued	—	—		—
Common stock, $0.01 par value, 100,000 shares authorized, 80,391 shares issued	804	—		804
Treasury stock, at cost, 22 shares	(47)	—		(47)
Additional paid-in capital	371,317	—		371,317
Accumulated deficit	(115,354)	3,090	(g)	(112,264)
Accumulated other comprehensive loss	(28,145)	—		(28,145)
Total Ciber, Inc. shareholders' equity	228,575	3,090		231,665
Noncontrolling interests	606	—		606
Total equity	229,181	3,090		232,271

TOTAL LIABILITIES AND EQUITY	$407,648	$2,634		$410,282

See accompanying notes to the unaudited pro forma consolidated financial statements.

Ciber, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Consolidated Financial Statements

The pro forma adjustments may differ from those that will be calculated to report operations in future filings. The Unaudited Pro Forma Consolidated Financial Statements are being provided for informational purposes only and are not necessarily indicative of the results of operations or financial position that would have resulted if the disposition had actually occurred on the dates indicated and are not intended to project the Company's results of operations or financial position for any future period.

The unaudited proforma adjustments reflect the following assumptions:

(a) Elimination of revenue, cost of sales, selling, general and administrative expenses, interest expense, and other (income) expense, net attributable to the disposition of certain Ciber Nederland assets and liabilities.

(b) Ciber’s operations in the Netherlands have existing tax loss carry forwards, which have been offset by a valuation allowance.  As such, there is no additional tax expense in the statement of operations as a result of the divestiture.

(c) Elimination of the assets and liabilities related to the sale of certain Ciber Nederland assets and liabilities as if the disposition occurred on March 31, 2016.

(d) Reflects the cash proceeds of $20.0 million upon the closing of the transaction, as well as another $5.0 million to be held in escrow (the "Escrow Amount") to be released in equal parts at 12 and 18 months from the transaction's closing date. The Purchase Price also is subject to a purchase price adjustment six months after closing with respect to the retention of certain Ciber Nederland customers, which adjustment is capped at the Escrow Amount. The Escrow Amount will be recognized when probable of realization.

(e) To reflect the estimated tax effect of the transaction, based on all the noted assumptions, from the sale of certain Ciber Nederland assets and liabilities as if the disposition occurred on March 31, 2016.

(f) To reflect the estimated transaction costs, including legal costs and other consulting costs, as well as other purchase price adjustments (discussed in assumption d) and other working capital adjustments totaling $4.7 million as if the disposition of certain Ciber Nederland assets and liabilities had occurred on March 31, 2016.

(g) To reflect the estimated after-tax gain, based on all the above assumptions, from the sale of certain Ciber Nederland assets and liabilities as if the disposition occurred on March 31, 2016.